EXHIBIT  23.1


(on  Amisano  Hanson  letterhead)



                        CONSENT OF INDEPENDENT ACCOUNTANT



We hereby consent to the use in this Registration Statement on Form SB-2A of our report dated November 21, 2003, relating to the financial statements of Stanford Management Ltd., as of August 31, 2003 and the reference to our firm as experts in the Registration Statement.

Vancouver,  Canada                              /s/  "Amisano  Hanson"
April 23,  2004                              Chartered  Accountants  and
                                     Certified  Public  Accountants (Nevada)